BlackRock FundsSM

BlackRock High Equity Income Fund

(the “Fund”)

Supplement dated May 20, 2021 to the Service Shares Summary Prospectus and Prospectus and the Statement of Additional Information of the Fund

Effective on or about the close of business on August 18, 2021, all of the issued and outstanding Service Shares of the Fund (the “Original Shares”) will be converted into Investor A Shares of the Fund (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion. The New Shares currently have equal net expense ratios, including equal shareholder servicing fees payable under the Fund’s 12b-1 plan, to the Original Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Please refer to the Fund’s Investor A Shares Prospectus for more information on the New Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective upon the conversion of the Original Shares to the New Shares, all references to the Original Shares in the Fund’s Statement of Additional Information are hereby deleted.

Shareholders should retain this Supplement for future reference.

PR2SAI-HEI-0521SUP